UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 3, 2017

DSG GLOBAL INC.

(Exact name of registrant as specified in its charter)

Nevada	000- 53988	26-1134956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 - 5455 152nd Street, Surrey, British Columbia, Canada	V3S 5A5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(604) 575-3848

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Effective November 3, 2017, we filed with the Nevada Secretary of State a Certificate of Amendment of Articles of Incorporation, wherein we have increased our authorized share capital to 850,000,000 shares of stock having a par value of $0.001 per share.

The increase of authorized capital was approved by a special committee of our board of directors pursuant to our Articles of Incorporation and By-Laws.

Item 9.01	Financial Statements and Exhibits

3.01	Certificate of Amendment of Articles of Incorporation filed November 3, 2017

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSG GLOBAL INC.

/s/ Robert Silzer
Robert Silzer
President, CEO and Director

Date:	November 15, 2017

3